United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2013

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2013, the stockholders of Citigroup Inc. (“Citigroup”), upon recommendation of the Citigroup Board of Directors (the “Board”), approved an amendment to the Citigroup 2009 Stock Incentive Plan (the “2009 Plan”), which was first approved by stockholders on April 21, 2009. This amendment to the 2009 Plan allows the Personnel and Compensation Committee of the Board to provide for awards with performance vesting conditions (including awards granted on February 19, 2013) to accrue dividend equivalents that will be paid only if and when, and only to the extent that, the applicable performance conditions are satisfied and the underlying shares vest.

The amendment to the 2009 Plan is described in greater detail in proposal 4 in Citigroup’s Proxy Statement for the 2013 Annual Meeting of Stockholders (“Proxy Statement”). The Proxy Statement, which also includes a summary description of the 2009 Plan, as proposed to be amended, was filed with the Securities and Exchange Commission on March 14, 2013. The descriptions of the 2009 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2009 Plan (as amended and restated effective April 24, 2013).

Item 5.07 Submission of Matters to a Vote of Security Holders.

Citigroup's 2013 Annual Meeting of Stockholders was held on April 24, 2013. At the meeting:

(1) 11 persons were elected to serve as directors of Citigroup;

(2) the selection of KPMG LLP to serve as the independent registered public accounting firm of Citigroup for 2013 was ratified;

(3) a proposal for advisory approval of Citigroup’s 2012 executive compensation was approved;

(4) a proposal to approve an amendment to the Citigroup 2009 Plan was approved;

(5) a stockholder proposal requesting that executives retain a significant portion of their stock until reaching normal retirement age was not approved;

(6) a stockholder proposal requesting a report on lobbying and grassroots lobbying contributions was not approved; and

(7) a stockholder proposal requesting that the Board institute a policy to make it more practical to deny indemnification for Directors was not approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

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	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
(1) Election of Directors

Nominees

Michael L. Corbat	1,917,962,243	7,813,133	16,732,450	415,096,491
Franz B. Humer	1,916,068,749	20,630,365	5,808,709	415,096,494
Robert L. Joss	1,701,955,826	234,816,253	5,735,745	415,096,493
Michael E. O’Neill	1,898,202,591	38,984,465	5,320,771	415,096,490
Judith Rodin	1,786,514,110	150,458,825	5,534,891	415,096,490
Robert L. Ryan	1,927,888,213	8,920,920	5,698,694	415,096,490
Anthony M. Santomero	1,928,814,063	8,109,233	5,584,529	415,096,491
Joan E. Spero	1,897,757,948	39,100,011	5,649,868	415,096,490
Diana L. Taylor	1,889,022,742	46,678,250	6,806,832	415,096,493
William S. Thompson, Jr.	1,891,832,610	45,027,212	5,647,998	415,096,496
Ernesto Zedillo Ponce de Leon	1,872,442,350	63,270,849	6,794,626	415,096,492

(2) Ratification of Independent Registered Public Accounting Firm	2,303,147,863	42,133,637	12,322,817	0

(3) Advisory approval of Citi’s 2012 Executive Compensation	1,762,498,221	160,534,686	19,463,213	415,108,197

(4) Proposal to approve an amendment to the Citigroup 2009 Plan	1,780,280,090	154,514,082	7,701,919	415,108,226

(5) Stockholder proposal requesting that executives retain a significant portion of their stock until reaching normal retirement age	448,372,217	1,481,961,340	12,162,707	415,108,053

(6) Stockholder proposal requesting a report on lobbying and grassroots lobbying contributions	485,343,116	1,113,593,806	343,559,175	415,108,220

(7) Stockholder proposal requesting that the Board institute a policy to make it more practical to deny indemnification for Directors	63,347,442	1,868,314,906	10,833,727	415,108,242

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Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1*	Citigroup 2009 Stock Incentive Plan (as amended and restated effective April 24, 2013)

_____________________

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 26, 2013
	By:	/s/ ROHAN WEERASINGHE Name: Rohan Weerasinghe Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
10.1	Citigroup 2009 Stock Incentive Plan (as amended and restated effective April 24, 2013)

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